As filed with the Securities and Exchange Commission on February 28, 2001.

                                                Registration Nos.:    333-20891
                                                                      811-8039


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20546

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X
                                                                    ------
         Pre-Effective Amendment No. [  ]
         Post-Effective Amendment No.[13]
                                     -----

                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X
                                                                    ------
         Amendment No.                      [ 14 ]
                                            ------


                               THIRD AVENUE TRUST
                               ------------------
               (Exact name of Registrant as Specified in Charter)

                 767 Third Avenue, New York, New York 10017-2023
                 -----------------------------------------------
           (Address of Principal Executive Offices including Zip Code)

                    (toll-free) (800)443-1021, (212)888-5222
                    -----------------------------------------
              (Registrant's Telephone Number, including Area Code)

Please send copies of communications to:

David M. Barse                            Richard T. Prins, Esq.
767 Third Avenue                          Skadden, Arps, Slate, Meagher & Flom LLP
New York, New York 10017-2023             4 Times Square, 38th Fl., New York, NY 10022
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ X ]   On day of filing pursuant to paragraph (a)(3) of Rule 485.

================================================================================


                                [Graphic Omitted]

                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND



                                   PROSPECTUS
                                   ==========


                                FEBRUARY 28, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

================================================================================

TABLE OF CONTENTS
================================================================================

                     ABOUT THE FUNDS                                           1
                           General
                           Investment Philosophy
                           Who May Want to Invest

                     THIRD AVENUE VALUE FUND                                   2
                           Objective and Approach
                           Past Performance
                           Main Risks
                           Expenses

                     THIRD AVENUE SMALL-CAP VALUE FUND                         4
                           Objective and Approach
                           Past Performance
                           Main Risks
                           Expenses

                     THIRD AVENUE REAL ESTATE VALUE FUND                       6
                           Objective and Approach
                           Past Performance
                           Main Risks
                           Expenses

                     MANAGEMENT OF THE FUNDS                                   8

                     HOW TO PURCHASE SHARES                                    9

                     HOW TO REDEEM SHARES                                     12

                     HOW TO EXCHANGE SHARES                                   14

                     DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS & TAXES            15

                     SHAREHOLDER SERVICES                                     16

                     FINANCIAL HIGHLIGHTS                                     17

ABOUT THE FUNDS
================================================================================

         GENERAL

         INVESTMENT PHILOSOPHY OF THIRD AVENUE FUNDS

         The Funds adhere to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the Funds' Adviser believes are the true value of the securities. The Funds' Adviser believes this both lowers risk and increases appreciation potential. The Funds identify investment opportunities through intensive research of individual companies and ignore general stock market conditions and other macro factors. For these reasons, the Funds may seek investments in the securities of companies in industries that are temporarily depressed. The Funds follow a strategy of "buy and hold." The Funds will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value.

         The Funds are all non-diversified. This generally means that the Funds will have fewer investments than diversified mutual funds of comparable size. Non-diversified funds can be more volatile than diversified funds. When the Funds' Adviser believes that a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. This does not constitute a change in such Fund's investment objective, but could prevent it from achieving its objective.

         WHO MAY WANT TO INVEST

         Third Avenue Funds may be appropriate for investors seeking long-term capital appreciation.

THIRD AVENUE VALUE FUND
================================================================================
OBJECTIVE AND APPROACH

Third Avenue Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the Adviser believes is their true value. The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments, that it believes are undervalued. Acquisitions of these senior securities will generally be limited to those providing (1) protection against the issuer taking certain actions which could reduce the value of the security and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Fund invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Fund's investments at any time will depend on the industries and types of securities the Adviser believes hold the most value.

--------------------------------------------------------------------------------
PAST PERFORMANCE

The tables below show the annual returns of Third Avenue Value Fund and compare those returns to relevant broad measures of market performance. This information gives an indication of the risks involved in investing in Third Avenue Value Fund by showing how performance has changed from year to year. All figures assume reinvestment of dividends and distributions. As with all mutual funds, past performance does not indicate future results.


-----------
FUND CODES
Ticker
TAVFX

CUSP
884116104
----------

         [The table below represents a bar chart in the printed piece.]

1991      34.41%
1992      21.29%
1993      23.66%
1994      -1.46%
1995      31.73%
1996      21.92%
1997      23.87%
1998       3.92%
1999      12.82%
2000      20.76%


During the 10-year period in the bar chart, the highest return for a quarter was 26.98% (quarter ending March 31, 1991) and the lowest return for a quarter was -14.29% (quarter ending September 30, 1998).



--------------------------------------------------------------------------------
Average Annual Total Returns        Past        Past        Past         Since
for the periods ending 12/31/00   One Year     5 Years    10 Years     Inception
--------------------------------------------------------------------------------
Third Avenue Value Fund             20.76%      16.41%      18.79%       19.40%
S&P500 Index                        -9.03%      18.33%      17.46%       18.20%
Russell 2000 Index                  -3.02%      10.31%      15.53%       16.53%
Russell 2000 Value Index            22.83%      12.60%      17.65%       18.36%
--------------------------------------------------------------------------------

================================================================================
MAIN RISKS

Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. The Fund frequently finds value in industries that are temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. The Fund also invests in companies with smaller capitalizations, whose securities tend to be more volatile than those of larger companies. In addition to general market risks, foreign securities are subject to risks such as currency fluctuations and controls, adverse political developments and potentially greater illiquidity. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a Fund invested solely in stocks.

--------------------------------------------------------------------------------
EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that are deducted from Fund assets):

Management Fees                           0.90%
Other Expenses                            0.19%
--------------------------------------------------
Total Fund Operating Expenses             1.09%

EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   Year 1      Year 3      Year 5      Year 10
                   $  111      $  347      $  601      $1,329

THIRD AVENUE SMALL-CAP VALUE FUND
================================================================================
OBJECTIVE AND APPROACH

Third Avenue Small-Cap Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by acquiring common stocks of well-financed small companies at a substantial discount to what the Adviser believes is their true value. Under normal circumstances, the Fund expects to invest at least 65% of its assets in equity securities of small companies. The Fund considers a "small company" to be one whose market capitalization is no greater than nor less than the range of capitalizations of companies in the Russell 2000 Index at the time of the initial investment. The Fund may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive.


--------------------------------------------------------------------------------
PAST PERFORMANCE

The tables below show the annual returns of Third Avenue Small-Cap
Value Fund and compare those returns to relevant broad measures of market performance. This information gives some indication of the risks involved in investing in Third Avenue Small-Cap Value Fund by showing how performance has changed from year to year. All figures assume dividend reinvestment. As with all mutual funds, past performance does not indicate future results.

----------
FUND CODES

 Ticker
 TAVFX

 CUSIP
 884116104
----------

         [The table below represents a bar chart in the printed piece.]

1887      -2.77%
1999      11.29%
2000      17.18%

During the 3-year period shown in the bar chart, the highest return for a quarter was 17.11% (quarter ending June 30, 1999) and the lowest return for a quarter was -18.31% (quarter ending September 30, 1998).

--------------------------------------------------------------------------------
  Average Annual Total Returns                           Past           Since
  for the periods ending 12/31/00                      One Year       Inception
--------------------------------------------------------------------------------
  Third Avenue Small-Cap Value Fund                     17.18%          11.08%
  Russell 2000 Index                                    -3.02%          10.99%
  Russell 2000 Value Index                              22.83%          11.33%
--------------------------------------------------------------------------------

================================================================================
MAIN RISKS

Prices of securities have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. The Fund invests in smaller companies, whose securities tend to be more volatile than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund's shares. The Fund frequently finds value in industries that are temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries.

--------------------------------------------------------------------------------
EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Operating Expenses (expenses that are deducted from Fund assets):
  Management Fees                                             0.90%
  Other Expenses                                              0.40%
------------------------------------------------------------------------
  Total Fund Operating Expenses                               1.30%


EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Small-Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             Year 1         Year 3         Year 5      Year 10
             $  132         $  412         $  713      $1,568

THIRD AVENUE REAL ESTATE VALUE FUND
--------------------------------------------------------------------------------
OBJECTIVE AND APPROACH

Third Avenue Real Estate Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and debt securities of well-financed companies in the real estate industry or related industries or in companies which own significant real estate assets at the time of investment. The Fund seeks to acquire these securities at a substantial discount to the Adviser's estimate of the issuing company's takeover value or liquidation value.

     o A company is considered to be in the real estate industry if at least 50% of its gross revenues or net profits at the time of investment come from (a) construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate; or (b) extraction of timber or minerals from real estate.

     o A company is considered to be in a related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, legal or insurance) to real estate companies.

     o A company is considered to own significant real estate assets if at least 50% of the fair market value of its assets at the time of investment is attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; (b) timber or minerals on such real estate; or (c) the discounted value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate.

     Examples of companies that might qualify under one of these categories include:

     o Real estate development companies (including commercial/industrial developers and homebuilders);

     o Real estate investment trusts (REITs) and master limited partnerships;

     o Hotel and hotel management companies;

     o Real estate brokerage companies and/or management companies;

     o Financial institutions that make or service mortgage loans;

     o Title insurance companies;

     o Lumber, paper, forest product, timber, mining and oil companies;

     o Companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains; and

     o Manufacturers or distributors of construction materials and/or building supplies.

--------------------------------------------------------------------------------
Past Performance

The tables below show the annual return of Third Avenue Real Estate Value Fund for its only full calendar year of performance. This information gives some indication of the risks involved in investing in the Fund by comparing the return to relevant broad measures of market performance. You should be aware that the performance of Third Avenue Real Estate Value Fund will fluctuate from year to year and may or may not perform as well as a comparable broad market index. All figures assume dividend reinvestment. As with all mutual funds, past performance does not indicate future results.


-----------
FUND CODES
Ticker
TAVFX

CUSP
884116104
----------

         [The table below represents a bar chart in the printed piece.]

1999      5.17%
2000     30.91%

During the 2-year period shown in the bar chart, the highest return for a quarter was 10.71% (quarter ending June 30, 1999) and the lowest return for a quarter was -6.73% (quarter ending September 30, 1999).


--------------------------------------------------------------------------------
  Average Annual Total Returns                              Past        Since
  for the periods ending 12/31/00                         One Year*   Inception*
--------------------------------------------------------------------------------
  Third Avenue Real Estate Value Fund                       30.91%      18.63%
  Bloomberg REIT Small Cap Index                            15.96%       6.58%
  Bloomberg Real Estate Operating Co. Index                 14.38%       8.83%
  Wilshire Real Estate Securities Index                     30.70%      13.78%
--------------------------------------------------------------------------------

* Returns do not reflect the 1% redemption fee charged to a shareholder for redemption or exchange of shares within a one year period.

================================================================================
MAIN RISKS

Prices of stocks have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate market. Factors that could affect the value of real estate include the following:

     o overbuilding and increased competition;

     o increases in property taxes and operating expenses;

     o changes in zoning laws;

     o casualty or condemnation losses;

     o variations in rental income;

     o changes in neighborhood values; and

     o the appeal of properties to tenants and increases in interest rates.

Prices of commodities such as timber have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of the companies in those industries to drop.

--------------------------------------------------------------------------------
EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

  Redemption Fee (as a percentage of amount redeemed)         1.00%*
  Exchange Fee                                                1.00%*

Annual Operating Expenses (expenses that are deducted from Fund assets):
  Management Fees                                             0.90%
  Other Expenses                                              1.68%**
------------------------------------------------------------------------
  Total Fund Operating Expenses                               2.58%**

* This fee is charged only on redemptions or exchanges of shares held less than one year.

** These expenses do not reflect reimbursements by the Adviser. During the fiscal year ended October 31, 2000, the Adviser reimbursed the Fund for all expenses incurred by the Fund in excess of 1.50% of Fund assets. The Fund will repay the Adviser the amount of its reimbursement for up to three years following the reimbursement to the extent Fund expenses drop below 1.50%. The Adviser expects to continue to reimburse the Fund in accordance with this agreement for the forseeable future. Either the Fund or the Adviser can terminate this arrangement at any time.

EXAMPLE

The following example is intended to help you compare the cost of investing in Third Avenue Real Estate Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              Year 1         Year 3         Year 5         Year 10
              $  364         $  802         $1,370         $2,915

You would pay the following expenses if you did not redeem your shares:

              Year 1         Year 3         Year 5         Year 10
              $  261         $  802         $1,370         $2,915

MANAGEMENT OF THE FUNDS
================================================================================
THE INVESTMENT ADVISER

EQSF Advisers, Inc. (the "Adviser"), 767 Third Avenue, New York, NY 10017-2023, is the investment adviser for each of the Funds. The Adviser manages each Fund's investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of Third Avenue Trust's (the "Trust") Board of Trustees. The Adviser has been an investment adviser for mutual funds since its organization in 1986.

MARTIN J. WHITMAN

Mr. Whitman, the Chairman and Chief Executive Officer of the Trust and its Adviser, is the portfolio manager of Third Avenue Value Fund and the co-manager of Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund since each Fund's inception. During the past five years, he has also served in various executive capacities with M.J. Whitman, Inc., the Fund's distributor and regular broker-dealer, and several affiliated companies engaged in various investment and financial businesses; he has served as a Distinguished Management Fellow at the Yale School of Management and currently teaches at Columbia University Graduate School of Business; and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company, Nabors Industries, Inc., an international oil drilling contractor, Tejon Ranch Company, an agricultural and land management company, and Stewart Information Systems, a title insurance company.

CURTIS JENSEN

Curtis Jensen has served as co-manager of Third Avenue Small-Cap Value Fund since its inception. He has been employed by the Adviser since 1995 and also serves as senior research analyst for Third Avenue Value Fund. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995 where he studied under Mr. Whitman. Prior to that, Mr. Jensen was a director of and managed the operations of a specialty food manufacturer, and was an investment banker with Manufacturers Hanover Trust Company and Enright & Co.

MICHAEL WINER

Michael Winer has served as the co-manager of Third Avenue Real Estate Value Fund since its inception. Since 1994, Mr. Winer has been a Managing Director of M.J. Whitman Senior Debt Corp. and a senior real estate analyst for M.J. Whitman, Inc. From 1991 to 1994, Mr. Winer held senior-level positions with two financial institutions where he directed the workout, collection and liquidation of distressed real estate loan and asset portfolios. From 1986 to 1991, Mr. Winer was the chief financial officer, director and co-owner of a southern California real estate development firm specializing in the development, construction and management of commercial properties. From 1980 to 1986, Mr. Winer served as controller and financial officer for two large Southern California real estate development firms. From 1978 to 1980, Mr. Winer was a CPA and senior auditor with Touche Ross & Co.

ADVISORY FEES

Each of the Funds paid the Adviser a fee equal to .90% of its average daily net assets for the fiscal year ended October 31, 2000.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
PRICE OF SHARES

The price you will pay for a share of a Fund is the Fund's net asset value per share. Net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. Net asset value of each Fund is determined by dividing the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, less all liabilities, including accrued expenses of the Fund, by the total number of outstanding shares of the Fund. Your order will be priced at the next net asset value calculated following receipt of your order. A Fund's investments are generally valued at market value. Certain short-term securities are valued based on amortized cost. Illiquid securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by or under the direction of the Board of Trustees of the Fund holding such securities. Foreign securities held by a Fund generally trade on foreign markets which may be open on days when the New York Stock Exchange is closed. This means that the Fund's net asset value can change on a day that you cannot purchase or redeem your shares.

BUSINESS HOURS

The Funds are open for business each day the New York Stock Exchange is open. The New York Stock Exchange and the Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING SHARES

Shares of a Fund can be purchased either directly from the Fund or through your broker-dealer or investment adviser.

To purchase shares directly from a Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Funds' transfer agent:

            PFPC, Inc.
            211 South Gulph Rd.
            P.O. Box 61503
            King of Prussia, PA 19406

To purchase shares from a broker-dealer, it must be a member in good standing with the NASD and have entered into a selling agreement with the Funds' distributor, M.J. Whitman, Inc. Investment advisers must be registered under federal securities laws. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or investment adviser, depending on its arrangements with the Funds. The Funds reserve the right to reject any purchase order.

================================================================================
Minimum Investments

The minimum initial investment for each Fund is $1,000 for a regular account and $500 for an Individual Retirement Accout (IRA). Additional investments must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Funds' Automatic Investment Plan. Under this plan, a predetermined amount, selected by you, will be deducted from your checking account.

Subsequent investments under this Plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the application. Transactions in Fund shares made through your broker-dealer or investment adviser may be subject to charges imposed by the broker-dealer or investment adviser, who may also impose higher initial or additional amounts for investment than those established by the Funds. At the sole discretion of the Adviser, the initial and any additional investment minimums may be waived in new accounts opened by existing shareholders for additional family members and by officers, trustees or employees of the Funds, M.J. Whitman, Inc., the Adviser or any affiliate of the Adviser (including their spouses and children under age 21).

================================================================================
Paying for Shares

When purchasing shares directly from a Fund, you may pay by check or money order payable to "Third Avenue Funds." The Funds will only accept checks drawn in U.S. currency on a domestic bank. The Funds will not accept a check endorsed over by a third-p arty. You will be charged (minimum of $20) for any check used for the purchase of Fund shares that is returned unpaid. If you purchase Fund shares by check or money order, you may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date. If you purchase shares through a broker-dealer or investment adviser, the broker-dealer or investment adviser is responsible for forwarding payment or arranging for payment promptly. The Funds reserve the right to cancel any purchase order for which payment has not been received by the third business day following receipt of the purchase order. Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Funds or the Adviser.

--------------------------------------------------------------------------------
PAYING FOR SHARES BY MAIL

INITIAL PAYMENTS

Initial payments, together with your account application, should be sent to:

         Third Avenue Funds
         c/o PFPC, Inc.
         211 South Gulph Rd.
         P.O. Box 61503
         King of Prussia, PA 19406


ADDITIONAL PAYMENTS

Additional payments, together with the payment stub from your account statement, should be sent to:

         Third Avenue Funds
         c/o PFPC, Inc.
         211 South Gulph Rd.
         P.O. Box 61503
         King of Prussia, PA 19406


PAYING FOR SHARES BY WIRE

Prior to sending wire instructions, notify PFPC, Inc. at (800) 443-1021, Option 2 to insure proper credit to your account.

Direct your bank to wire funds as follows:

         Boston Safe Deposit & Trust
         ABA #: 011001234
         Acct#: 003514

For further credit to: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, or Third Avenue Real Estate Value Fund (Shareholder's name, exact account title and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.
--------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS

The Funds' IRA application and additional forms required may be obtained by contacting PFPC, Inc. at (800) 443-1021, Option 1. The account will be maintained by the custodian, Semper Trust Company, which currently charges an annual maintenance fee of $12. Fees are subject to change by Semper Trust Company.

OTHER RETIREMENT PLANS

If you are self-employed, you may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh plans. However, the Funds do not currently act as a sponsor or administrator for such plans. Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) Plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made.

HOW TO REDEEM SHARES
================================================================================
General

You may redeem your shares on any day during which the New York Stock Exchange is open, either directly from the Fund or through your broker-dealer or investment adviser. Fund shares will be redeemed at the net asset value next calculated after your order is received in proper form by the Fund's transfer agent. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value of less than $500 ($200 for IRAs) your account will be closed.

BY MAIL

Send a written request, together with any share certificates that have been issued, to:

       PFPC, Inc.
       211 South Gulph Road
       P.O. Box 61503
       King of Prussia, PA 19406

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests generally require a signature guarantee and additional documents. See "Signature Guarantees/Other Documents."

TELEPHONE REDEMPTION SERVICE

You may redeem shares by telephone by electing this service on the application. You may thereafter redeem shares on any business day by calling PFPC, Inc. at
(800) 443-1021, Option 2, prior to 4:00 PM Eastern time.

The Funds and PFPC, Inc. will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, PFPC, Inc. will require personal identification information before accepting a telephone redemption order.

Please contact your broker-dealer or investment adviser for information on how to redeem your shares through them.

================================================================================
FEES

You will not be charged for redeeming your shares directly from the Funds, except as described below under "Early Redemption Fee." The transfer agent currently charges a wire fee of $9 for payment of redemption proceeds by federal funds. The transfer agent will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally will charge a service fee.

REDEMPTION BY THE FUNDS

The Funds have the right to redeem your shares at current net asset value at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Funds for any loss sustained by reason of your failure to make full payment for shares of the Funds you previously purchased or subscribed for. The Funds may also redeem your shares in any account (other than those in an IRA account), upon 30 days prior written notice, if they have an aggregate net asset value, not attributed to market fluctuations, of less than $500.

PAYMENT OF REDEMPTION PROCEEDS

A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days after receipt of a redemption request. You should note that payment for redemption of recently purchased Fund shares that have been paid for by check may be delayed until the Fund has a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

WIRED PROCEEDS

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Funds nor the transfer agent will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

================================================================================
SIGNATURE GUARANTEES/OTHER DOCUMENTS

Signatures must be guaranteed by an "eligible guarantor institution", which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations on any:

     1. request for redemption, payable to the registered shareholder involving $5,000 or more,

     2. redemption proceeds payable to and/or mailed to other than the registered shareholder, or

     3.   requests to transfer shares.

A notary public is not an acceptable guarantor.

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.

Additional tax documents may also be required in the case of redemptions from IRA accounts. For further information, call PFPC, Inc. toll free at (800) 443-1021, Option 2.

CHANGING INFORMATION

If you did not previously elect the Telephone Redemption Service on your application, or wish to change any information previously provided to the Funds, including the address of record or the bank to which redemption proceeds are to be wired, you must submit a signature guaranteed letter of instruction.

SYSTEMATIC WITHDRAWAL PLAN

If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to PFPC, Inc. Notice of all changes concerning the Systematic Withdrawal Plan must be received by PFPC, Inc. at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting PFPC, Inc. at (800) 443-1021, Option 2.

EARLY REDEMPTION FEE

If you redeem or exchange shares of Third Avenue Real Estate Value Fund which you have held less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in this Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time. The fee applies to redemptions from the Fund and exchanges to other Third Avenue Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For these purposes and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. No fee will be payable by shareholders who are omnibus or similar account customers of certain Fund-approved broker-dealers and other institutions.

HOW TO EXCHANGE SHARES
================================================================================
INTER-FUND EXCHANGE PRIVILEGE

You may exchange shares of one Fund of the Trust for shares of another Fund, in writing or by telephone, at net asset value without the payment of any fee or charge, except that a fee will be applicable upon the exchange of shares of Third Avenue Real Estate Value Fund that you held for less than one year. See "How to Redeem Shares - Early Redemption Fee" for details. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes. If you want to use this exchange privilege, you should elect the service on your account application.

If the transfer agent receives exchange instructions in writing or by telephone at (800) 443-1021, in good order by the valuation time on any business day, the exchange will be effected that day. For an exchange request to be in good order, it must include your name as it appears on the account, the account number, the amount to be exchanged, the names of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS & TAXES
================================================================================
The Funds expect to pay dividends from their net investment income and to distribute any realized net capital gains. Each Fund will make these distributions at least annually.

Distributions from net investment income and short-term capital gains are taxable as ordinary income. A portion of these distributions may qualify for the corporate dividends-received deduction available to corporate shareholders. Distributions of net long-term capital gain are taxable to shareholders as a long-term capital gain. Short-term gains apply to assets held for up to one year and long-term gains apply to assets held for more than one year. Those gains are currently taxed at different rates.

The Funds will notify you of the tax status of dividends and capital gain distributions after the end of each calendar year. The tax status of distributions will be the same no matter how long you have held your shares.

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes in the same manner as if they had received cash distributions equal in value to the shares received, and will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the applicable Fund on the date of distribution.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the redemption proceeds and your basis in the shares redeemed. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for longer than one year. A loss recognized on the disposition of shares of a Fund will be disallowed if identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of disposition. You should be aware that an exchange is treated for federal income tax purposes as a sale and a purchase of shares, which may result in realization of a gain or loss and be subject to federal income tax.

You should consult your tax advisers as to the federal, state and local tax consequences to you of ownership of shares of the Funds.

DISTRIBUTION OPTIONS

You should specify on your account application how you wish to receive distributions. If no election is made on the account application, all distributions will automatically be reinvested. Each Fund offers four options:

     (1) all income dividends and capital gain distributions paid in cash;

     (2) income dividends paid in cash with capital gain distributions reinvested;

     (3) income dividends reinvested with capital gain distributions paid in cash; or

     (4) both distributions automatically reinvested in additional shares of that Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable Fund at the net asset value next determined.

WITHHOLDING

The Funds may be required to withhold Federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to shareholders (a) who fail to furnish the Funds with and to certify the payee's correct taxpayer identification number or social security number, (b) when the Internal Revenue Service notifies the Funds that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when the payee fails to certify that he is not subject to backup withholding. Investors should be sure to provide this information when they complete the application. Certain foreign accounts may be subject to U.S. withholding tax on ordinary distributions. Investors should be sure to provide their place of residence as well as citizenship status when completing the application.

SHAREHOLDER SERVICES
================================================================================

Each Fund provides you with helpful services and information about your account.

     o A statement after every transaction.

     o An annual account statement reflecting all transactions for the year.

     o Tax information mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

     o The financial statements of the Fund with a summary of portfolio composition and performance, mailed at least twice a year.

     o The Funds intend to continue to mail to shareholders quarterly reports containing the Portfolio Managers' letters and a summary of portfolio changes, composition and performance.

     o 24 hour automatic voice response service.

     o On-line account access though the Funds' web site:
www.thirdavenuefunds.com.

The Funds pay for shareholder services but not for special services such as requests for historical transcripts of accounts. The Funds' transfer agent, PFPC, Inc., currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

TELEPHONE INFORMATION

YOUR ACCOUNT

Questions about your account, purchases, redemptions and distributions can be answered by PFPC, Inc. Monday through Friday, 9:00 AM to 7:00 PM (Eastern time). Call toll free (800) 443-1021, Option 2 or (610) 239-4600.

THE FUNDS

Questions about the Funds and literature requests can be answered by the Funds' telephone representatives Monday through Friday 9:00 AM to 5:00 PM (Eastern time). Call toll free (800) 443-1021, option 1 or (212) 888-5222.

TO REDEEM SHARES

To redeem shares by telephone, call PFPC, Inc. prior to 4:00 PM on the day you wish to redeem, toll free (800) 443-1021, Option 2, or (610) 239-4600.

TRANSFER OF OWNERSHIP

You may transfer Fund shares or change the name or form in which the shares are registered by writing to PFPC, Inc. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under "Signature Guarantees/Other Documents."

FINANCIAL HIGHLIGHTS
================================================================================

The following Financial Highlights tables are intended to help you understand each Fund's financial performance, for the last five fiscal years for Third Avenue Value Fund, and from each of the other Fund's commencement of operations to October 31, 2000, the end of each Funds' most recent fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report on the October 31, 2000 financial statements appears in the Funds' Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 2000 Annual Report to Shareholders, which is available upon request.

THIRD AVENUE VALUE FUND: SELECTED DATA AND RATIOS

Years Ended October 31,
                                                     2000              1999              1998              1997              1996
Net Asset Value,
  Beginning Of Period                          $    34.82        $    30.16        $    31.94        $    24.26        $    21.53
                                               ----------        ----------        ----------        ----------        ----------
Income From Investment Operations:
  Net investment income                               .47               .47               .48               .48               .53
  Net gain (loss) on securities
    (both realized and unrealized)                   7.61              4.59             (1.69)             7.92              2.76
                                               ----------        ----------        ----------        ----------        ----------
  Total from Investment Operations                   8.08              5.06             (1.21)             8.40              3.29
                                               ----------        ----------        ----------        ----------        ----------
  Less Distributions:
  Dividends from net investment income                 --              (.40)             (.41)             (.57)             (.41)
  Distributions from capital gains                  (4.42)               --              (.16)             (.15)             (.15)
                                               ----------        ----------        ----------        ----------        ----------
  Total Distributions                               (4.42)             (.40)             (.57)             (.72)             (.56)
                                               ----------        ----------        ----------        ----------        ----------
Net Asset Value, End Of Period                 $    38.48        $    34.82        $    30.16        $    31.94        $    24.26
                                               ==========        ==========        ==========        ==========        ==========
Total Return                                       24.07%            16.89%            (3.86%)           35.31%            15.55%
Ratios/Supplemental Data:
Net Assets, End of Period
  (in thousands)                               $1,856,220        $1,340,272        $1,540,711        $1,646,240        $  566,847
Ratio of Expenses to Average
  Net Assets                                        1.09%             1.10%             1.08%             1.13%             1.21%
Ratio of Net Income to Average
  Net Assets                                        1.41%             1.27%             1.44%             2.10%             2.67%
Portfolio Turnover Rate                                30%                5%               24%               10%               14%

FINANCIAL HIGHLIGHTS
================================================================================

THIRD AVENUE SMALL-CAP VALUE FUND: SELECTED DATA AND RATIOS

                                                                                                                   Period from
                                                                       Years Ended October 31,                    April 1, 1997*
                                                          2000                1999               1998          to October 31, 1997
                                                       ----------          ----------          ----------          ----------
Net Asset Value, Beginning Of Period                   $    11.33          $    10.66          $    12.37          $    10.00
                                                       ----------          ----------          ----------          ----------
Income From Investment Operations:
  Net investment income                                        .19                .09                 .08                 .05
  Net gain (loss) on securities
       (both realized and unrealized)                        2.44                 .67               (1.73)               2.32
                                                       ----------          ----------          ----------          ----------
  Total from Investment Operations                           2.63                 .76               (1.65)               2.37
                                                       ----------          ----------          ----------          ----------
Less Distributions:
  Dividends from net investment income                       (.10)               (.09)               (.06)                 --
                                                       ----------          ----------          ----------          ----------
Net Asset Value, End Of Period                         $    13.86          $    11.33          $    10.66          $    12.37
                                                       ==========          ==========          ==========          ==========
Total Return                                                23.30%               7.12%             (13.36)%           23.70%1
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)             $  142,459          $  121,895          $  139,557          $  107,256
  Ratio of Expenses to Average Net Assets                    1.30%               1.28%               1.28%               1.65%(2)
  Ratio of Net Income to Average Net Assets                  1.43%               0.72%               0.72%               1.44%(2)
  Portfolio Turnover Rate                                      19%                 10%                  6%                  7%(1)

*     Commencement of investment operations
(1)   Not Annualized
(2)   Annualized

FINANCIAL HIGHLIGHTS
================================================================================
THIRD AVENUE REAL ESTATE VALUE FUND: Selected Data and Ratios

                                                                                                 Period from
                                                                 Years Ended October 31,     September 17, 1998*
                                                                    2000          1999       to October 31,1998

Net Asset Value, Beginning Of Period                              $ 11.09       $ 10.28             $ 10.00
                                                                  -------       -------             -------
Income From Investment Operations:
  Net investment income                                               .36           .20                 .02
  Net gain on securities (both realized and unrealized)              2.50           .71                 .26
                                                                  -------       -------             -------
  Total from Investment Operations                                   2.86           .91                 .28
                                                                  -------       -------             -------
Less Distributions:
  Dividends from net investment income                               (.25)         (.10)                 --
  Distributions from capital gains                                   (.06)           --                  --
                                                                  -------       -------             -------
  Total Distributions                                                (.31)         (.10)                 --
                                                                  -------       -------             -------
Net Asset Value, End Of Period                                    $ 13.64       $ 11.09             $ 10.28
                                                                  =======       =======             =======
Total Return                                                        26.51%         8.86%               2.80%(1)

Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)                        $23,965       $ 8,312             $   713

  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                                     2.58%         5.38%              81.89%(2)
    After expense reimbursement                                      1.50%         1.87%               1.90%(2)
  Ratio of Net Income to Average Net Assets
    Before expense reimbursement                                     2.81%        (0.31%)            (77.33%)(2)
    After expense reimbursement                                      3.89%         3.20%               2.66%(2)
  Portfolio Turnover Rate                                              23%            5%                  0%(1)

*     Commencement of investment operations
(1)   Not Annualized
(2) Annualized (Note that annualized expense and income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.)

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                  W. James Hall, General Counsel and Secretary

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                   DISTRIBUTOR
                               M.J. Whitman, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                 TRANSFER AGENT
                                   PFPC, Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                            King of Prussia, PA 19406
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                                   [GRAPHIC]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                            www.thirdavenuefunds.com

More information about the Funds is available in the Funds' reports to shareholders and Statement of Additional Information (SAI). The Funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during the last fiscal year. The SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and the Funds' reports to shareholders without charge and otherwise make inquiries to the Funds by writing or calling the Funds at 767 Third Avenue, New York, NY 10017-2023, (800) 443-1021 or (212) 888-5222.

Information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. (phone 202-942-8090 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Reports and other information about the Funds are available on the SEC's Internet Web site (http://www.sec.gov).

SEC file number 811-8039

                                 -------------
                                 |           |
                                 |           |
                                 |           |
                                 -------------


                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED FEBRUARY 28, 2001


                               THIRD AVENUE TRUST

                             THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND


This Statement of Additional Information (SAI) is not a Prospectus and should be read together with the Funds' Prospectus dated February 28, 2001. The Funds' Annual Report to Shareholders is incorporated by reference in this SAI (is legally considered part of this SAI). A copy of the Prospectus and the Funds' reports to shareholders may be obtained without charge by writing to the Funds at 767 Third Avenue, New York, NY 10017-2023, or by calling the Funds at (800) 443-1021 (toll free) or (212) 888-5222.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                           3
INVESTMENT POLICIES                                                           3
INVESTMENT RESTRICTIONS                                                      11
MANAGEMENT OF THE TRUST                                                      12
COMPENSATION TABLE                                                           17
PRINCIPAL STOCKHOLDERS                                                       17
INVESTMENT ADVISER                                                           19
INVESTMENT ADVISORY AGREEMENT                                                20
DISTRIBUTOR                                                                  21
ADMINISTRATOR                                                                21
CUSTODIAN                                                                    22
TRANSFER AGENT                                                               22
INDEPENDENT ACCOUNTANTS                                                      22
PORTFOLIO TRADING PRACTICES                                                  22
PURCHASE ORDERS                                                              24
REDEMPTION OF SHARES                                                         24
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES                              25
SHARE INFORMATION                                                            27
PERFORMANCE INFORMATION                                                      27
FINANCIAL STATEMENTS                                                         28
APPENDIX                                                                     29

                               GENERAL INFORMATION

This Statement of Additional Information is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the "Trust"). The Trust is an open-end, non-diversified management investment company which currently consists of three separate investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND (each a "Fund" and collectively, the "Funds").

The Trust was organized as a business trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. ("Third Avenue Maryland"), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland's shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE Fund or the Trust, as applicable, includes information about its predecessor, Third Avenue Maryland.

                               INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.

The Funds, and particularly THIRD AVENUE VALUE FUND, expect to invest in a broad range of securities (subject to each Fund's fundamental investment objective). The particular types of securities and the percentage of a Fund's assets invested in each type, will vary depending on where the Adviser sees the most value at the time of investment. The following is a description of the different types of securities that the Adviser may invest in and certain of the risks relating to those securities.

INVESTMENT IN EQUITY SECURITIES In selecting common stocks, the Adviser generally seeks issuing companies that exhibit the following characteristics:

         (1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service(1) consumes a small part of such companies' cash flow.
         (2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.
         (3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.
         (4) Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

(1) "Debt Service" means the current annual required payment of interest and principal to creditors.

Investing in common stock has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Funds' shares). Common stocks are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Funds thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either common stocks or debt securities, depending on the Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Although the Adviser does not pay attention to market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets. In particular, small-cap stocks have less market liquidity and tend to have more price volatility than larger capitalization stocks.

INVESTMENT IN DEBT SECURITIES

Each of THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for THIRD AVENUE VALUE FUND, the Adviser requires the following characteristics:

         1)   Strong covenant protection, and

         2) Yield to maturity at least 500 basis points above that of a comparable credit.

In acquiring debt securities for THIRD AVENUE VALUE FUND, the Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. In general, THIRD AVENUE VALUE FUND will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures. THIRD AVENUE REAL ESTATE VALUE FUND may invest in such "mezzanine" issues.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

CONVERTIBLE SECURITIES

THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

MORTGAGE-BACKED SECURITIES

THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in mortgage-backed securities and derivative mortgage-backed securities, but do not intend to invest in "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Those Funds intend to invest in these securities only when they believe, after analysis, that there is unlikely to ever be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities. These securities do, nonetheless, entail considerable market risk (meaning fluctuations in quoted prices for the instruments), interest rate risk, prepayment risk and inflation risk.

THIRD AVENUE VALUE FUND will not invest in non-investment grade subordinated classes of residential mortgage-backed securities and does not intend to invest in commercial mortgage-backed securities. THIRD AVENUE REAL ESTATE VALUE FUND may invest in commercial mortgage-backed securities if these securities are available at a sufficient yield spread over risk-free investments. Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby also affecting yield to maturity, reinvestment risk and market value of the mortgage-backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage-backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

ASSET-BACKED SECURITIES

THIRD AVENUE VALUE FUND may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

THIRD AVENUE VALUE FUND may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

The Fund does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH YIELD DEBT SECURITIES

THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") and unrated debt securities, commonly referred to as "junk bonds". See also "Investment in Debt Securities" and "Restricted and Illiquid Securities." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser's credit analysis to identify investment opportunities. For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.

THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, those Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

THIRD AVENUE VALUE FUND may invest in zero coupon and pay-in-kind ("PIK") securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in loans and other direct debt instruments owed by a borrower to another party. THIRD AVENUE REAL ESTATE VALUE FUND may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC. THIRD AVENUE SMALL-CAP VALUE FUND may invest in loans and other direct debt instruments but currently does not intend to do so except to the extent it has excess cash or for temporary defensive purposes.

TRADE CLAIMS

THIRD AVENUE VALUE FUND may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as a Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. Each Fund's foreign securities investments will have characteristics similar to those of domestic securities selected for the Fund. Each Fund intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or which, in the judgment of the Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as SEC disclosure requirements. By limiting their investments in this manner, the Funds seek to avoid investing in securities where there is no compliance with SEC requirements to provide public financial information, or such information is unreliable as a basis for analysis.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Funds will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that may adversely affect the payment of principal and interest on the foreign securities or currency blockage that would restrict such payments from being brought back to the United States. Because foreign securities often are purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may, from time to time, engage in foreign currency transactions in order to hedge the value of its portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.

The notional amount of a currency hedged by a Fund will be closely related to the aggregate market value (at the time of making such hedge) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If a Fund enters into a hedging transaction in which such Fund is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to such Fund's total commitments.

The cost to a Fund of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of a Fund to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to a Fund. The requirements for qualification as a regulated investment company under the Code may cause a Fund to restrict the degree to which it engages in currency hedging transactions.

RESTRICTED AND ILLIQUID SECURITIES

None of the Funds will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment which a Fund cannot sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes. Securities freely salable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

INVESTMENT IN RELATIVELY NEW ISSUES

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND intend to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund's investment objective.

BORROWING

Each Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund's total assets at the time of borrowing.

INVESTMENT IN OTHER INVESTMENT COMPANIES

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, provided that after any purchase the Fund does not own more than 3% of such investment company's outstanding stock.. The Adviser will charge an advisory fee on the portion of a Fund's assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a "double fee" on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for a Fund are made independently from those of the other accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other account. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

SECURITIES LENDING

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act of 1940, which currently provide that
(a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Trustees.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, the Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

On behalf of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND, the Trust has entered into a master lending arrangement with Bear, Stearns Securities Corp. in compliance with the foregoing requirements.

PORTFOLIO TURNOVER

The Funds' investment policies and objectives, which emphasize long-term holdings, would tend to keep the number of portfolio transactions relatively low. THIRD AVENUE VALUE FUND'S portfolio turnover rate for the years ended October 31, 1999 and 2000 was 5% and 30%, respectively. THIRD AVENUE SMALL-CAP VALUE FUND'S portfolio turnover rate for the years ended October 31, 1999 and 2000 was 10% and 19%. The portfolio turnover rate for THIRD AVENUE REAL ESTATE VALUE FUND for the years ended October 31, 1999 and 2000 was 5% and 23%. These increases in turnover rates were primarily the result of several events that caused fundamental changes in the business or capital structure of certain companies whose securities were held by the Funds.

SHORT SALES
THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may, but currently do not intend to, engage in short sales. In a short sale transaction, the Fund sells a security it does not own in anticipation of a decline in the market value of the security.

COMMODITIES
THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts.

                             INVESTMENT RESTRICTIONS

For the benefit of shareholders, each Fund has adopted the following restrictions, which are fundamental policies and cannot be changed without the approval of a majority of such Fund's outstanding voting securities.(1)

The following investment restrictions apply to each Fund.  No Fund may:

     1. Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund's total assets when the borrowing is made.

     2. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

     3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

     4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended) (the "1940 Act"). Borrowings permitted by Item 1 above are not senior securities.

     5. Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

     6. Invest 25% or more of the value of its total assets in any one industry, except that Third Avenue Real Estate Value Fund will invest more than 25% of its total assets in the real estate industry or related industries or that own significant real estate assets at the time of investment.

----------------
(1) As used in this Statement of Additional Information as to any matter requiring shareholder approval, the phrase "majority of the outstanding securities" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.


As a fundamental policy each of the Funds reserves the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each of the Funds expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.


Each Fund is required to comply with the above fundamental investment restrictions applicable to it only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment or a change in the value of the Fund's net or total assets causes it not to comply with the restriction at a future date. A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets.

                             MANAGEMENT OF THE TRUST

The Board of Trustees of the Funds oversees the management of the Funds. The Trustees are responsible for such matters as reviewing and approving fundamental operating, financial, and corporate governance policies; evaluating the Adviser's performance; determining management fees; and reviewing and approving procedures for providing financial and operational information to the Board.

Trustees and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each trustee who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.


NAME & Address                Age   Position(s) Principal Occupation During Past 5 Years
PHYLLIS W. BECK*(1)           74    Trustee     An Associate Judge (1981 to
GSB Bldg. Suite 800                             Present) of the Superior Court
City Line & Belmont Ave.                        of Pennsylvania; Trustee of
Bala Cynwyd, PA 19004-1611                      Third Avenue Variable Series
                                                Trust (1999 to Present); Trustee
                                                or Director of the Trust or its
                                                predecessor since November, 1992.

LUCINDA FRANKS                55    Trustee     Journalist (1969 to Present);
64 East 86th Street                             Author "Wild Apples" (1990),
New York, NY 10028                              "Waiting Out a War; The Exile of
                                                Private John Picciano (1974);
                                                Winner of the 1971 Pulitzer
                                                Prize for Journalism; Trustee of
                                                Third Avenue Variable Series
                                                Trust (1999 to Present); Trustee
                                                of the Trust since February,
                                                1998.

GERALD HELLERMAN              63    Trustee     Managing Director (8/93 to
10965 Eight Bells Lane                          Present) of Hellerman
Columbia, MD 21044                              Associates, a financial and
                                                corporate consulting firm; Chief
                                                Financial Analyst (1976 to 7/93)
                                                of the Antitrust Division of
                                                U.S. Department of Justice;
                                                Director of Clemente Global
                                                Strategic Value Fund (9/98 to
                                                Present); Trustee of Third
                                                Avenue Variable Series Trust
                                                (1999 to Present); Trustee or
                                                Director of the Trust or its
                                                predecessor since September,
                                                1993.

MARVIN MOSER,                 77    Trustee     Trustee (1992 to Present) of the
M.D.                                            Trudeau Institute, a medical
13 Murray Hill Road                             research institute; Clinical
Scarsdale, NY 10583                             Professor of Medicine (1984 to
                                                Present) at Yale University
                                                School of Medicine; Senior
                                                Medical Consultant (1972 to
                                                Present) for the National High
                                                Blood Pressure Education Program
                                                of the National Heart, Lung and
                                                Blood Institute; Chairman (1977)
                                                and a member in 1980, 1984,
                                                1988, 1992 and 1996 of the Joint
                                                National Committee on Detection,
                                                Evaluation and Treatment of High
                                                Blood Pressure for the National
                                                Heart, Lung and Blood Institute;
                                                Director of AMBI Corp. (1997 to
                                                Present); Trustee of Third
                                                Avenue Variable Series Trust
                                                (1999 to Present); Trustee or
                                                Director of the Trust or its
                                                predecessor since November,
                                                1994.



DONALD RAPPAPORT              75    Trustee     Private investor and consultant
1619 31st Street, N.W.                          (1987 to May, 1997 and May, 1999
Washington, D.C. 20007                          to Present); Chief Financial and
                                                Chief Information Officer for
                                                the U.S. Department of Education
                                                (May, 1997 to May, 1999);
                                                President and Chief Operating
                                                Officer (3/90 to 12/90) of Third
                                                Avenue Value Fund, Inc. and
                                                Equity Strategies Fund, Inc.
                                                (1984 to 12/90); Director (1987
                                                to 4/94) of Equity Strategies
                                                Fund, Inc.; President (1989 to
                                                12/90) of Whitman Advisors,
                                                Ltd., an investment adviser;
                                                Registered Securities
                                                Representative (1989 to 1991) of
                                                M.J. Whitman & Co., Inc. a
                                                former broker-dealer; Trustee of
                                                Third Avenue Variable Series
                                                Trust (1999 to Present); Trustee
                                                or Director of the Trust or its
                                                predecessor from November, 1991
                                                to May, 1997 and since June,
                                                1999.

MYRON M. SHEINFELD            70    Trustee     Counsel to (12/96 to present)
1001 Fannin St., Suite 3700                     and Attorney and Shareholder
Houston, TX 77002                               (1968 to 12/96) of Sheinfeld,
                                                Maley & Kay P.C., a law firm;
                                                Adjunct Professor (1975 to 1991)
                                                of the University of Texas Law
                                                School; Director (1984 to 1992)
                                                of Equity Strategies Fund, Inc.;
                                                Director (1988 to Present) of
                                                Nabors Industries, Inc., an
                                                international oil drilling
                                                contractor; Director (11/98 to
                                                present) of Anchor Glass
                                                Container Corp.; Director (6/99
                                                to Fall of 2000) of Repap Enter-
                                                prises Inc.; former Consultant
                                                (11/90 to 4/95) to Meyer
                                                Hendricks Victor Osborn &
                                                Maledon, a law firm in Phoenix,
                                                Arizona; Co-Editor and Co-Author
                                                "Collier on Bankruptcy 15th
                                                Edition Revised" and "Collier on
                                                Bankruptcy Taxation"; Trustee of
                                                Third Avenue Variable Series
                                                Trust (1999 to Present); Trustee
                                                or Director of the Trust or its
                                                predecessor since inception.

MARTIN SHUBIK                 74    Trustee     Seymour H. Knox Professor (1975
Yale University Dept. of                        to Present) of Mathematical and
Economics                                       Institutional Economics, Yale
Box 2125, Yale Station                          University; Director (1984 to
New Haven, CT 06520                             4/94) of Equity Strategies Fund,
                                                Inc.; Trustee of Third Avenue
                                                Variable Series Trust (1999 to
                                                Present); Trustee or Director of
                                                the Trust or its predecessor
                                                since its inception.

CHARLES C. WALDEN             56    Trustee     Executive Vice-President--
11 Williamsburg Circle                          Investments (1973 to Present)
Madison, CT 06443                               (Chief Investment Officer) of
                                                Knights of Columbus, a fraternal
                                                benefit society selling life
                                                insurance and annuities; Chartered
                                                Financial Analyst; Trustee of
                                                Third Avenue Variable Series
                                                Trust (1999 to Present); Trustee
                                                or Director of the Trust or its
                                                predecessor since May, 1996.


BARBARA WHITMAN*(1)           42   Trustee      Registered Securities
767 Third Avenue                                Representative (11/96 to
New York, NY 10017-2023                         Present) of M.J. Whitman, Inc.,
                                                a broker-dealer and the Funds'
                                                underwriter; Director (4/95 to
                                                Present) of EQSF Advisers, Inc.,
                                                the Funds' investment adviser;
                                                Director (4/99 to Present) of
                                                M.J. Whitman Holding Corp.
                                                (MJWHC), a holding company
                                                managing investment subsidiaries
                                                and an investment adviser to
                                                private and institutional
                                                clients; Director (12/99 to
                                                Present) of The Beck Institute;
                                                Director (8/97 to 6/98) of
                                                Riverside State Company, a
                                                theater; House Manager (1/94 to
                                                8/94) of Whiting Auditorium, a
                                                theater; Substitute Teacher
                                                (1/92 to 6/93) of National-Louis
                                                University Movement Center, a
                                                university; Trustee of Third
                                                Avenue Variable Series Trust
                                                (1999 to Present); Trustee of
                                                the Trust since September, 1997.

MARTIN J. WHITMAN*(1)         76   Chairman,    Chairman and CEO (3/90 to
767 Third Avenue                   Chief        Present), President (1/91 to
New York, NY 10017-2023            Executive    5/98), of the Trust; Chairman
                                   Officer, and and CEO (3/90 to Present),
                                   Trustee      President (1/91 to 2/98), of
                                                EQSF Advisers, Inc.; Chairman,
                                                CEO (1/1/95 to Present),
                                                President (1/1/95 to 6/29/95) and
                                                Chief Investment Officer (10/92
                                                to Present) of M.J. Whitman
                                                Advisers, Inc., a subsidiary of
                                                MJWHC; Chairman, CEO (1/1/95 to
                                                Present) and President (1/1/95
                                                to 6/29/95) of MJWHC and of M.J.
                                                Whitman, Inc., a subsidiary of
                                                MJWHC; Distinguished Management
                                                Fellow (1972 to 6/2000) and
                                                Member of the Advisory Board
                                                (10/94 to 6/95) of the Yale
                                                School of Management at Yale
                                                University; Adjunct Professor
                                                (1/01 to Present) of the
                                                Columbia University Graduate
                                                School of Business; Director and
                                                Chairman (8/90 to Present),
                                                President (8/90 to 12/90), CEO
                                                (8/96 to Present), Chairman
                                                (8/90 to 8/99) and Chief Investment
                                                Officer (12/90 to 8/96) of
                                                Danielson Holding Corporation,
                                                and a Director of its subsidiaries;
                                                Director (3/91 to Present) of Nabors
                                                Industries, Inc., an international
                                                oil drilling  ontractor; Director
                                                (8/97 to Present) of Tejon Ranch Co.,
                                                Director (5/00 to Present) of
                                                Stewart Information Services
                                                Corp.; President and CEO (10/74
                                                to Present) of Martin J. Whitman
                                                & Co., Inc. (formerly M.J. Whitman
                                                & Co. Inc.) a private investment
                                                company; Chairman of the Board and
                                                Trustee of Third Avenue Variable
                                                Series Trust (1999 to Present);
                                                Trustee or Director of the Trust
                                                or its predecessor since its inception;
                                                Chartered Financial Analyst.



DAVID M. BARSE                38    President   President (5/98 to Present), and
767 Third Avenue                    and Chief   Executive Vice President (4/95
New York, NY 10017-2023             Operating   to 5/98) of the Trust;
                                    Officer     President, Chief Operating
                                    (COO)       Officer and Director (7/96 to
                                                Present) of Danielson Holding
                                                Corporation; Director (8/96 to
                                                Present) of National American
                                                Insurance Company of California;
                                                President (2/98 to Present),
                                                Executive Vice President (4/95
                                                to 2/98), and Director (4/95 to
                                                Present) of EQSF Advisers, Inc.;
                                                Chief Executive Officer (2/98 to
                                                Present), President (6/95 to
                                                Present), Director, Chief
                                                Operating Officer (1/95 to
                                                Present), Secretary (1/95 to
                                                1/96) and Executive Vice
                                                President (1/95 to 6/95) of
                                                MJWHC; Chief Executive Officer
                                                (2/98 to Present), President
                                                (6/95 to Present), Director and
                                                COO (1/95 to Present), Secretary
                                                (1/95 to 1/96), Executive Vice
                                                President (1/95 to 6/95) of M.J.
                                                Whitman, Inc.; Chief Executive
                                                Officer (2/98 to Present),
                                                President (6/95 to Present),
                                                Director and COO (1/95 to
                                                Present), Executive Vice
                                                President (1/95 to 6/95) and
                                                Corporate Counsel (10/92 to
                                                12/95) of M.J. Whitman Advisers,
                                                Inc.; President (6/99 to
                                                Present) of Third Avenue
                                                Variable Series Trust; Director
                                                (6/97 to Present) of CGA Group,
                                                Ltd.

MICHAEL CARNEY                47    Treasurer,  Treasurer and CFO of the Trust
767 Third Avenue                    Chief       (3/90 to Present); Treasurer
New York, NY 10017-2023             Financial   and CFO (6/99 to Present) of
                                    Officer     Third Avenue Variable Series
                                    (CFO)       Trust; Director (1/1/95 to
                                                Present), Executive Vice
                                                President, Chief Financial
                                                Officer (6/29/95 to Present) of
                                                MJWHC and of M.J. Whitman, Inc.;
                                                Treasurer, Director (1/1/95 to
                                                Present), Executive Vice
                                                President (6/29/95 to Present)
                                                and CFO (10/92 to Present) of M.J.
                                                Whitman Advisers, Inc.; CFO
                                                (8/90 to Present) of Danielson
                                                Holding Corporation; CFO and
                                                Treasurer (5/89 to 4/94)
                                                of Equity Strategies Fund, Inc.;
                                                CFO and Treasurer (5/89 to
                                                Present) of EQSF Advisers, Inc.



KERRI WELTZ                   33    Assistant   Assistant Treasurer (5/96 to
767 Third Avenue                    Treasurer   Present), Controller (1/96 to
New York, NY 10017-2023                         Present), Assistant Controller
                                                (1/93 to 12/95) and Staff
                                                Accountant (1/92 to 12/92) for
                                                the Trust; Controller (1/96 to
                                                Present), Assistant Controller
                                                (1/93 to 12/95), and Staff
                                                Accountant (1/92 to 12/92) of
                                                EQSF Advisers, Inc.; Assistant
                                                Treasurer (6/99 to Present) of
                                                Third Avenue Variable Series
                                                Trust; Controller (8/96 to
                                                Present), of Danielson Holding
                                                Corp.; Controller (5/96 to
                                                Present) of Martin J. Whitman &
                                                Co., Inc.



W. JAMES HALL                 36    General     General Counsel and Secretary
767 Third Avenue                    Counsel     (12/00 to Present) of Danielson
New York, NY 10017-2023             and         Holding Corporation; General
                                    Secretary   Counsel and Secretary (5/00 to
                                                Present) of MJWHC, M.J. Whitman,
                                                Inc., and M.J. Whitman Advisers,
                                                Inc.; General Counsel and
                                                Secretary (6/00 to Present) of
                                                the Trust; General Counsel and
                                                Secretary (9/00 to Present) of
                                                EQSF Advisers, Inc.; General
                                                Counsel and Secretary (9/00 to
                                                Present) of Third Avenue
                                                Variable Series Trust;
                                                Associate (2/00 to 6/00) at
                                                Paul, Weiss, Rifkind, Wharton &
                                                Garrison LLP; Associate (11/96
                                                to 1/00) to Morgan, Lewis &
                                                Bockius LLP; Associate (2/92
                                                to 6/96) to Gibson, Dunn &
                                                Crutcher LLP.



(1) Phyllis W. Beck is the sister of Martin J. Whitman, Chairman, Chief Executive Officer and a Trustee of the Trust and the Aunt of Barbara Whitman, a Trustee of the Trust; Barbara Whitman is the daughter of Martin J. Whitman.


The Trust does not pay any fees to its officers for their services as such, but does pay each Trustee who is not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that he or she attends, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays each unaffiliated Trustee an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trust paid Trustees in the aggregate, $200,182 in such fees and expenses for the year ended October 31, 2000. Trustees do not receive any pension or retirement benefits.

For the fiscal year ended October 31, 2000, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.



                               COMPENSATION TABLE



                                 [BOXED TABLE]
------------------------------------------------------------------------------------------------------
                            AGGREGATE COMPENSATION FROM             TOTAL COMPENSATION FROM
                          REGISTRANT FOR FISCAL YEAR ENDED       REGISTRANT AND FUND COMPLEX
NAME AND POSITION HELD             OCTOBER 31, 2000*                   PAID TO TRUSTEES*
------------------------------------------------------------------------------------------------------
Phyllis W. Beck, Trustee            $     0                                 $     0
------------------------------------------------------------------------------------------------------
Lucinda Franks, Trustee             $24,000                                 $32,000
------------------------------------------------------------------------------------------------------
Gerald Hellerman, Trustee           $28,500                                 $38,000
------------------------------------------------------------------------------------------------------
Marvin Moser, M.D., Trustee         $28,500                                 $38,000
------------------------------------------------------------------------------------------------------
Donald Rappaport, Trustee           $24,000                                 $32,000
------------------------------------------------------------------------------------------------------
Myron M. Sheinfeld, Trustee         $28,500                                 $38,000
------------------------------------------------------------------------------------------------------
Martin Shubik, Trustee              $28,500                                 $38,000
------------------------------------------------------------------------------------------------------
Charles C. Walden, Trustee          $28,500                                 $38,000
------------------------------------------------------------------------------------------------------
Barbara Whitman, Trustee            $     0                                 $     0
------------------------------------------------------------------------------------------------------
Martin J. Whitman, Chairman and     $     0                                 $     0
   Chief Executive Officer
------------------------------------------------------------------------------------------------------



* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $9,682 for all Trustees as a group.

                             PRINCIPAL STOCKHOLDERS


The following persons beneficially own of record or are known to beneficially own of record 5 percent or more of the outstanding common stock of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND as of January 25, 2001:

THIRD AVENUE VALUE FUND


                                            PERCENTAGE OF
NAME AND ADDRESS                       THIRD AVENUE VALUE FUND      NUMBER OF SHARES
----------------                       -----------------------      ----------------
Charles Schwab & Co., Inc. (2)                44.94%                    26,712,608
101 Montgomery Street
San Francisco, CA 94104

National Financial Securities Corp.(3)        11.41%                     6,784,444
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Bear Stearns Securities Corp.(4)               5.65%                     3,358,778
One Metrotech Center North
Brooklyn, NY 11201-3859

Linsco Private Ledger (3)                      5.07%                     3,011,501
9785 Towne Center Drive
San Diego, CA 92121



THIRD AVENUE SMALL-CAP VALUE FUND

                                       PERCENTAGE OF
                                       THIRD AVENUE
NAME AND ADDRESS                       SMALL-CAP VALUE FUND         NUMBER OF SHARES
----------------                       -----------------------      ----------------
Charles Schwab & Co., Inc. (2)                35.50%                     4,090,844
101 Montgomery Street
San Francisco, CA 94104

National Financial Securities Corp.(3)        17.08%                     1,968,175
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Donaldson Lufkin & Jenrette Securities         7.76%                       894,210
Corporation(3)
Mutual Funds Dept. 5th Floor
P.O. Box 2052
Jersey City, NJ 07303

Bear Stearns Securities Corp.(4)               6.82%                       786,306
One Metrotech Center North
Brooklyn, NY 11201-3859


THIRD AVENUE REAL ESTATE VALUE FUND

                                       PERCENTAGE OF
                                       THIRD AVENUE
NAME AND ADDRESS                       REAL ESTATE VALUE FUND         NUMBER OF SHARES
----------------                       -----------------------      ----------------
National Financial Securities Corp.(3)      23.64%                       611,702
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Charles Schwab & Co., Inc.(2)               23.57%                       609,932
101 Montgomery Street
San Francisco, CA 94104

Bear Stearns Securities Corp.(4)            16.47%                       426,314
One Metrotech Center North
Brooklyn, NY 11201-3859

Raymond James Financial Services, Inc.(3)    7.98%                       206,389
880 Carillon Parkway
P.O. Box 12749
St. Petersburg, FL 33733-2749

First Union National Bank                    5.77%                       149,3078
FBO Bernard Rotko
1525 W. WT Harris Blvd # 1151
Charlotte, NC 28262-8522

     2 Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.


     3 Donaldson Lufkin & Jenrette Securities Corporation, National Financial Services Corp., Linsco Private Ledger and Raymond James Financial Services, Inc. are broker-dealers holding shares for the benefit of their respective clients.


     4 Bear Stearns Securities Corp. is a broker-dealer holding shares for the benefit of its clients, including, at such time, clients of MJW, the Funds' affiliated broker-dealer, principal underwriter and distributor.


The officers and Trustees of the Funds own in the aggregate 2.46% of THIRD AVENUE VALUE FUND, 1.03% of THIRD AVENUE SMALL-CAP VALUE FUND, and 8.12% of THIRD AVENUE REAL ESTATE VALUE FUND.


                               INVESTMENT ADVISER


The Investment Adviser to the Trust is EQSF Advisers, Inc. (the "Adviser"), 74% of which is owned in approximately equal shares by the three adult children of Martin J. Whitman and the remaining 26% of which is owned by senior employees of the Adviser. By reason of his long association with the Adviser and his relationship with his children, Mr. Whitman is Chairman and Chief Executive Officer of the Adviser and may be considered a controlling person of the Adviser.

The Trust and the Investment Advisor have adopted a code of ethics as required by the Investment Company Act and relevant SEC rules. The code of ethics applies to all individuals who have access to or knowledge of the Funds' activities. The code of ethics permits these individuals to transact in securities only pursuant to relevant restrictions adopted in conformance with the Investment Company Act and SEC Rules. Among other things, the Code prohibits access persons from transacting in securities on the same day that the Funds are making similar transactions absent exceptional circumstances.

The following individuals are affiliated persons of the Trust and Adviser:



                           CAPACITY WITH FUNDS                         CAPACITY WITH ADVISER
                           ------------------                          ---------------------

Martin J. Whitman           Chairman and Chief Executive                Chairman and Chief Executive
                            Officer                                     Officer

David M. Barse              President, Chief Operating Officer          President, Chief Operating Officer, Director

Michael Carney              Treasurer, Chief Financial Officer          Treasurer, Chief Financial Officer

W. James Hall               General Counsel and Secretary               General Counsel and Secretary

Kerri Weltz                 Assistant Treasurer                         Assistant Treasurer

Barbara Whitman             Trustee                                     Director


                          INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to each of the Funds pursuant to an Investment Advisory Agreement approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, and by the sole shareholder of each Fund on the same date. The Adviser has provided investment advisory services to the Funds since their inception.

After the initial two-year term, each Investment Advisory Agreement will continue from year to year if approved annually by the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Trust, and by vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements may be terminated at any time without penalty, upon 60 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, each Fund pays the Adviser a monthly fee of 1/12 of .90% (an annual rate of .90%) on the average daily net assets in the Fund during the prior month. During the fiscal years ended October 31, 2000, 1999 and 1998, THIRD AVENUE VALUE FUND paid investment advisory fees to the Adviser of $14,443,111, $12,805,667, and $15,893,039,
respectively. During the fiscal years ended October 31, 2000 , 1999, and 1998, THIRD AVENUE SMALL-CAP VALUE FUND paid investment advisory fees to the Adviser of $1,172,900, $1,247,500, and $1,248,794, respectively. During the fiscal years ended October 31, 2000, 1999 and the period from inception to October 31, 1998, THIRD AVENUE REAL ESTATE VALUE FUND incurred investment advisory fees to the Adviser of $144,365, $47,874 and $568, respectively.

Under the Investment Advisory Agreements, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust. However, in the event that any person serving as an officer of the Trust has both executive duties attendant to such offices and administrative duties to the Trust apart from such office, the Adviser does not pay any amount relating to the performance of such administrative duties.

All other expenses incurred in the operation of the Funds and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, Fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Funds. Any expense which cannot be allocated to a specific Fund will be allocated to each of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may waive receipt of its fees and/or assume certain expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE VALUE FUND or THIRD AVENUE SMALL-CAP VALUE FUND exceeds 1.9% of the first $100 million of average daily net assets of the Fund, and 1.5% of assets in excess of $100 million, the Adviser currently is obligated to reimburse the Fund in an amount equal to that excess. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE REAL ESTATE VALUE FUND exceeds 1.5% of average daily net assets of the Fund, the Adviser currently is obligated to reimburse the Fund in an amount equal to that excess. If a Fund's operating expenses fall below the expense limitation, that Fund will begin repaying the Adviser for the amount contributed on behalf of the Fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three year period expires. Either the Adviser or the Trust may terminate the foregoing reimbursement arrangements at any time.


                                   DISTRIBUTOR

The distribution services of M.J. Whitman, Inc., 767 Third Avenue, New York, NY 10017 ("MJW" or the "Distributor") are furnished to each Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). Under such agreements, the Distributor shall (1) assist in the sale and distribution of each Fund's shares; and (2) qualify and maintain the qualification as a broker-dealer in such states where shares of the Funds are registered for sale.

Each Distribution Agreement will remain in effect provided that it is approved at least annually by the Board of Trustees or by a majority of the Fund's outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. Each Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.


                                  ADMINISTRATOR

The Funds have entered into a Services Agreement (the "Services Agreement") with PFPC Inc. (including its predecessors in interest "PFPC"). The Services Agreement provides that PFPC shall provide certain accounting, transfer agency and shareholder services to each Fund other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of each Fund's financial records. The Services Agreement has an initial three year term and may be terminated at any time (effective after such initial term) without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof. The Funds have entered into an Administration Agreement (the "Administration Agreement") with the Adviser, which provides that the Adviser shall provide all other administrative services to the Funds other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of the Funds' financial records and those performed by PFPC under the Services Agreement. The Adviser has entered into a Sub-Administration Agreement with PFPC pursuant to which PFPC performs certain of those services on behalf of the Adviser. The Administration Agreement has an initial three year term and may be terminated at any time (effective after such initial term) without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof. The Trust has agreed to pay the Adviser an amount equal to $150,000 per annum plus an amount equal to 50% of the difference between (i)(x) $174,000 plus (y) an amount equal to .01% of the Fund's average net assets in excess of $1 billion minus (ii) $150,000, and the Adviser has agreed to pay PFPC $150,000 per annum pursuant to the Sub-Administration Agreement. During the fiscal year ended October 31, 2000 the Funds paid fees to the Adviser for these services in the following amounts:
THIRD AVENUE VALUE FUND $228,616, THIRD AVENUE SMALL-CAP VALUE FUND $18,470 and THIRD AVENUE REAL ESTATE VALUE FUND $2,262. During the fiscal year ended October 31, 1999 (the first year in which the Administration Agreement was in effect) the Funds paid fees to the Adviser for administrative services in the following amounts: THIRD AVENUE VALUE FUND $2,164, THIRD AVENUE SMALL-CAP VALUE FUND $201, and THIRD AVENUE REAL ESTATE VALUE FUND $13. During the fiscal years ended October 31, 1999 and 1998, THIRD AVENUE VALUE FUND paid fees to PFPC of $201,570 and $236,033,respectively, for its services. During the fiscal years ended October 31, 1999 and 1998, THIRD AVENUE SMALL-CAP VALUE FUND paid fees to PFPC of $16,926 and $18,586, respectively, for its services. During the fiscal year ended October 31, 1999 and the period from inception to October 31, 1998, THIRD AVENUE REAL ESTATE VALUE FUND paid fees to PFPC of $12,195 and $1,434, respectively for its services.


                                    CUSTODIAN

Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, serves as custodian for the Funds pursuant to a custodian agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund's securities; and (5) makes periodic reports to the Board of Trustees concerning each Fund's operations.


                                 TRANSFER AGENT

PFPC, Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406, is the transfer agent for each of the Funds.


                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the independent public accountants for the Funds. The independent public accountants audit the financial statements of the Funds following the end of each fiscal year and provide a report to the Board of Trustees of the results of the audit.

                           PORTFOLIO TRADING PRACTICES

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser has the responsibility of selecting brokers and dealers. The Adviser must place portfolio transactions with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, but has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Funds. Where transactions are executed in the over-the-counter market, or in the "third market" (the over-the-counter market in listed securities), the Fund will normally first seek to deal with the primary market makers. However, when the Funds consider it advantageous to do so, they will utilize the services of brokers, but will, in all cases, attempt to negotiate the best price and execution. The determination of what may constitute the most favorable price and execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. In allocating any such portfolio brokerage on a national securities exchange, the Funds may consider the research, statistical and other factual information and services provided by brokers from time to time to the Adviser. Such services and information are available to the Adviser for the benefit of all clients of the Adviser and its affiliates and it is not practical for the Adviser to assign a particular value to any such service.

The Adviser intends to use brokers affiliated with the Adviser as brokers for the Funds where, in its judgment, such firms will be able to obtain a price and execution at least as favorable as other qualified brokers. David M. Barse, Michael Carney and W. James Hall, who are executive officers of the Trust and the Adviser, are also executive officers of MJW and M.J. Whitman Senior Debt Corp. ("Senior Debt Corp."), a broker of private debt instruments under common control with MJW.

In determining the commissions to be paid to MJW and Senior Debt Corp., it is the policy of the Funds that such commissions will, in the judgment of the Adviser, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable as commissions contemporaneously charged by MJW or Senior Debt Corp., as the case may be, on comparable transactions for its most favored unaffiliated customers, except for any customers of MJW or Senior Debt Corp., as the case may be, considered by a majority of the disinterested Trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers.

The Trustees from time to time, at least on a quarterly basis, will review, among other things, all the Funds' portfolio transactions including information relating to the commissions charged by MJW and Senior Debt Corp. to the Funds and to their other customers, and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which MJW and Senior Debt Corp. effects brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the disinterested Trustees.

The Adviser expects that it will execute a portion of the Funds' transactions through qualified brokers other than MJW and Senior Debt Corp. In selecting such brokers, the Adviser will consider the quality and reliability of the brokerage services, including execution capability and performance, financial responsibility, and investment information and other research provided by such brokers. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if management of the Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker to the Funds. Management of the Trust believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. Over-the-counter purchases and sales will be transacted directly with principal market makers, except in those circumstances where the Funds can, in the judgment of their management, otherwise obtain better prices and execution of orders.

To the knowledge of the Funds, no affiliated person of the Funds receives give-ups or reciprocal business in connection with security transactions of the Funds. The Funds do not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Funds, including MJW and Senior Debt Corp., from time to time may effect purchases of Fund shares for their customers.

For the fiscal year ended October 31, 2000, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $1,155,239, of which approximately $1,055,188 (or 91%) was paid to MJW. For the fiscal year ended October 31, 1999, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $1,071,112, of which approximately $672,971 (or 63%) was paid to MJW. For the fiscal year ended October 31, 1998, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $1,261,197 of which approximately $1,026,034 (or 81%) was paid to MJW and $38,637 (or 3%) was paid to Senior Debt Corp.

For the fiscal year ended October 31, 2000, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $69,067 of which approximately $41,252 (or 60%) was paid to MJW. For the fiscal year ended October 31, 1999, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $78,630 of which approximately $61,498 (or 78%) was paid to MJW. For the fiscal year ended October 31, 1998, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $205,990 of which approximately $113,016 (or 55%) was paid to MJW.

For the fiscal year ended October 31, 2000, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $58,011 of which approximately $51,213 (or 88%) was paid to MJW. For the fiscal year ended October 31, 1999, THIRD AVENUE REAL ESTATE VALUE Fund incurred total brokerage commissions of $28,707 of which approximately $25,568 (or 89%) was paid to MJW. For the period from inception through October 31, 1998, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $1,670 of which approximately $1,470 (or 88%) was paid to MJW.

These amounts include fees paid by MJW to its clearing agents. Commissions paid by the Funds to MJW are paid at the standard institutional rate charged.

For the fiscal year ended October 31, 2000, THIRD AVENUE VALUE FUND effected 72% of its total transactions for which commissions were paid through MJW. For the fiscal year ended October 31, 2000, THIRD AVENUE SMALL-CAP VALUE FUND effected 26% of its total transactions for which commissions were paid through MJW. For the fiscal year ended October 31, 2000, THIRD AVENUE REAL ESTATE VALUE FUND effected 69% of its total transactions for which commissions were paid through MJW.

At October 31, 2000, THIRD AVENUE VALUE FUND held securities of the following of the Fund's regular broker-dealers: Raymond James Financial, Inc. (the market value of which was $36,728,828 at October 31, 2000).


                                 PURCHASE ORDERS

Each Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, a Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund's investment policies.

                              REDEMPTION OF SHARES

The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of net asset value, the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (the "NYSE") is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the Securities and Exchange Commission (the "SEC") has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

REDEMPTION IN KIND
Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

For purposes of determining a Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Funds' Board of Trustees designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the net asset value per share of the Funds' shares will be determined on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.


                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Each Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Funds will not be subject to Federal income tax on their net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that they distribute such income and gain to their shareholders. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

Each Fund will either distribute or retain for reinvestment all or part of any net long-term capital gain. If any such net capital gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes, as long-term capital gains, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by an amount equal to 65% of the amount of the undistributed capital gains included in such shareholder's gross income. A distribution by a Fund will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distribution paid during January of the following year will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (unless an election is made by a Fund with a November or December year end to use the Fund's fiscal year), and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

The Federal income tax treatment of the various high yield debt securities and other debt instruments (collectively, "Instruments" and individually, an "Instrument") to be acquired by the Funds will depend, in part, on the nature of those Instruments and the application of various tax rules. The Funds may derive interest income through the accrual of stated interest payments or through the application of the original issue discount rules, the market discount rules or other similar provisions. The Funds may be required to accrue original issue discount income, and in certain circumstances the Funds may be required to accrue stated interest even though no concurrent cash payments will be received. Moreover, it is the position of the IRS that a holder of a debt instrument subject to the original issue discount rules is required to recognize interest income regardless of the financial condition of the obligor, even where there is no reasonable expectancy that the Instrument will be redeemed according to its terms. If a Fund acquires an Instrument at a discount and the terms of that Instrument are subsequently modified, the Fund could be required to recognize gain at the time of the modification even though no cash payments will have been received at that time. The market discount rules, as well as certain other provisions, may require that a portion of any gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income as opposed to capital gain. Also, under the market discount rules, if a Fund were to receive a partial payment on an Instrument, the Fund could be required to recognize ordinary income at the time of the partial payment, even though the Instrument may ultimately be settled at an overall loss. As a result of these and other rules, the Funds may be required to recognize taxable income which they would be required to distribute, even though the underlying Instruments have not made concurrent cash distributions to the Funds.

The body of law governing these Instruments is complex and not well developed. Thus the Funds and their advisors may be required to interpret various provisions of the Internal Revenue Code and Regulations and take certain positions on the Funds' tax returns, in situations where the law is somewhat uncertain.


                                SHARE INFORMATION

All shares of the Funds have one vote and when duly issued will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Investment Company Act of 1940, as amended, and the laws of the State of Delaware.

Shares of the Funds have equal noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. The Shares of each Fund also have equal rights with respect to dividends, assets and liquidation of that Fund and are subject to any preferences, rights or privileges of any classes of shares of that Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Funds to replace its Trustees.


                             PERFORMANCE INFORMATION

Performance information for the Funds may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as "average annual return" and "total return."

Each Fund's average annual return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is then subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

THIRD AVENUE VALUE FUND'S average annual total return for the one year, five year and ten year periods ending October 31, 2000 are 24.07%, 16.87% and 19.56%, respectively. THIRD AVENUE SMALL-CAP VALUE FUND'S average annual total return for the one year and since inception periods ending October 31, 2000 are 23.30% and 10.16%, respectively. THIRD AVENUE REAL ESTATE VALUE FUND'S average annual total return for the one year and since inception periods ending October 31, 2000 are 26.51% and 17.76%, respectively.

Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by taking an initial investment in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. The Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the net asset value per share on the last day of the period, according to the following formula:

YIELD = 2[a-b + 1] 6 - 1
          ---   -
         [cd     ]

Where:
a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.


                              FINANCIAL STATEMENTS

The Funds' financial statements and notes thereto appearing in their Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds will issue unaudited semi-annual and audited annual financial statements.

                                    Appendix

                      Description of Corporate Bond Ratings

                         Standard & Poor's Ratings Group

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer


                  W. James Hall, General Counsel and Secretary


                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                   DISTRIBUTOR
                               M.J. Whitman, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                 TRANSFER AGENT
                                   PFPC, Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                            King of Prussia, PA 19406
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231




                                767 THIRD AVENUE
                               NEW YORK, NY 10017
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                            www.thirdavenuefunds.com

PART C  - OTHER INFORMATION

ITEM 23.  EXHIBITS

          Exhibits filed pursuant to Form N-1A:

     (a)  Trust   Instrument  and  Certificate  of  Trust  are  incorporated  by reference to Exhibit No. (1) of Registration Statement No. 333-20891 filed on January 31, 1997.

     (b)  By-Laws  are   incorporated   by  reference  to  Exhibit  No.  (2)  of
          Registration Statement No. 333-20891 filed on January 31, 1997.

     (c) Reference is made to Article II of the Trust's Trust Instrument and Articles IV and V of the Trust's By-Laws.

     (d) Investment Advisory Contracts for THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND are incorporated by reference to Exhibit No. 1 to Registration Statement No. 333-20891 filed January 29, 2001.

     (e) Distribution Agreements for THIRD AVENUE VALUE FUND and THIRD AVENUE SMALL-CAP VALUE FUND are incorporated by reference to Exhibit No. (6) of Pre-Effective Amendment No. 1 to the Registration Statement No. 333-20891 filed March 25, 1997. Distribution Agreement for the THIRD AVENUE REAL ESTATE VALUE FUND is incorporated by reference to Exhibit No. (6) of Post-Effective Amendment No. 5 to the Registration Statement No. 333-20891 filed September 11, 1998.

     (g) Custody Agreement between Third Avenue Trust on behalf of THIRD AVENUE SMALL-CAP VALUE FUND and Custodial Trust Company is incorporated by reference to Exhibit No. (8)(b) of Pre-Effective Amendment No. 1 to the Registration Statement No. 333-20891 filed March 25, 1997.

          Amendment to Custody Agreement to include THIRD AVENUE REAL ESTATE VALUE FUND is incorporated by reference to Exhibit No. (8)(b) of Post-Effective Amendment No. 5 to the Registration Statement No. 333-20891 filed September 11, 1998.

          Amendment to Custody Agreement to include THIRD AVENUE VALUE FUND is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 8 to the Registration Statement No. 333-20891 filed February 26, 1999.

     (h) Services Agreement between Third Avenue Trust and First Data Investor Services Group, Inc. (PFPC, Inc.) is incorporated by reference to Exhibit No. (1) of Post-Effective Amendment No. 9 to the Registration Statement No. 333-20891 filed December 30, 1999. Administration
          Agreement between Third Avenue Trust and EQSF Advisers, Inc. is incorporated by reference to Exhibit No. (2) of Post-Effective Amendment No. 9 to the Registration Statement No. 333-20891 filed December 30, 1999. Sub-Administration Agreement between EQSF Advisers, Inc. and First Data Investor Services Group (PFPC, Inc.), Inc. is incorporated by reference to Exhibit No. (3) of Post-Effective Amendment No. 9 to the Registration Statement No. 333-20891 filed December 30, 1999.

     (i) Opinion and Consent of Counsel regarding the legality of the securities being issued is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 12 to the Registration Statement No. 333-20891 filed February 26, 1999.

     (j)  (1)  Consent of Independent Auditors dated today.

     (n)  Financial Data Schedule is no longer a requirement of this filing.

     (o)  (2)  Trust and Investment Adviser Code of Ethics.

Item 24. Persons Controlled By or Under Common Control with Registrant. Not Applicable.


Item 25.  Indemnification.

          Reference  is  made to  Article  X of the  Registrant's  Trust
          Instrument.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.   Business and other connections of investment adviser.

          EQSF Advisers, Inc., 767 Third Avenue, New York, New York 10017-2023 provides investment advisory services to investment companies and as of January 25, 2001 had approximately $2,640 million in assets under management.

          For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the
          Registrant's investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, partner or trustee, reference is made to Form ADV (File #801-27792) filed by it under the Investment Advisers Act of 1940.

Item 27.   Principal underwriters.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Not Applicable.

Item 28.  Location of accounts and records.

All records described in Section 31 (a) of the Investment Company Act of 1940, as amended and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Trust's Investment Adviser, EQSF Advisers, Inc. 767 Third Avenue, NY, NY 10017-2023, except for those records maintained by the Trust's Custodian, Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, and the Trust's Shareholder Service and Fund Accounting and Pricing Agent, PFPC, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Item 29.          Management services.
                  None.


Item 30.          Undertakings.
                  Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of February, 2001.

                                    THIRD AVENUE TRUST
                                    Registrant



                                     /s/ Martin J. Whitman
                                    ---------------------------------
                                    Martin J. Whitman, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement of Third Avenue Trust has been signed below by the following persons in the capacities and on the date indicated.

Signature                                   Capacity                   Date

/s/ MARTIN J. WHITMAN               Trustee                            2/28/01
----------------------
Martin J. Whitman

/s/ MICHAEL CARNEY                  Chief Financial Officer            2/28/01
----------------------
Michael Carney

/s/ PHYLLIS W. BECK                 Trustee                            2/28/01
----------------------
Phyllis W. Beck

/s/ MARTIN SHUBIK                   Trustee                            2/28/01
----------------------
Martin Shubik

/s/ MYRON M. SHEINFELD              Trustee                            2/28/01
----------------------
Myron M. Sheinfeld

/s/ GERALD HELLERMAN                Trustee                            2/28/01
----------------------
Gerald Hellerman

/s/ CHARLES C. WALDEN               Trustee                            2/28/01
---------------------
Charles C. Walden

/s/ MARVIN MOSER                    Trustee                            2/28/01
----------------------
Marvin Moser

/s/ BARBARA WHITMAN                 Trustee                            2/28/01
----------------------
Barbara Whitman

/s/ LUCINDA FRANKS                  Trustee                            2/28/01
----------------------
Lucinda Franks

/s/ DONALD RAPPAPORT                Trustee                            2/28/01
----------------------
Donald Rappaport

                                  EXHIBIT INDEX

Exhibit       Description

99.1     Consent of Independent Auditors dated today.

99.2 Trust and Investment Adviser Code of Ethics to be filed with Amendment No. 13.